UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

BAYCOM CORP

(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 476-1800

Not Applicable

(Former name or former address, if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCML	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Baycom Corp on January 28, 2020 regarding its results of operations and financial condition for the three and twelve months ended December 31, 2019.

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2020, BayCom Corp (“BayCom”) issued its earnings release for the three and twelve months ended December 31, 2019 (“Prior Press Release”). A copy of the Prior Press Release was furnished as Exhibit 99.1 to the Form 8-K filed on January 28, 2020. BayCom has determined that the weighted average number of shares used to compute net income per share were incorrectly reported in the Prior Press Release for the three and twelve months ended December 31, 2019 as 11,759,334 shares and 12,631,368 shares, respectively. The correct weighted average number of shares used to compute net income per share for the three and twelve months ended December 31, 2019 is 12,361,368 shares and 11,759,334 shares, respectively. As a result, the basic and diluted earnings per share under “Statements of Comprehensive Income (Unaudited)” and “Financial Highlights (Unaudited)” and in the narrative contained in the Prior Press Release for the three and twelve months ended December 31, 2019, was also incorrectly reported as $0.39 and $1.37, respectively. The corrected basic and diluted earnings per share for the three and twelve months ended December 31, 2019 was $0.37 and $1.47, respectively. In addition, utilizing the corrected weighted average shares outstanding, the impact of acquisition-related expenses per diluted share decreased to $0.15 from $0.16 and increased to $0.42 from $0.39 for the three and twelve months ended December 31, 2019, respectively, previously reported in the Prior Press Release. A copy of the revised press release is furnished as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

99.1	BayCom Corp’s correcting and replacing press release dated January 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date: January 30, 2020	/s/ Keary L Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary